Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of East Coast Diversified Corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2012, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Kayode Aladesuyi, Chief Financial Officer (Principal Financial Officer; Principal Accounting Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 21, 2012	By:	/s/ Kayode Aladesuyi
Kayode Aladesuyi
Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer) East Coast Diversified Corporation